MERRILL LYNCH
UTILITY INCOME
FUND, INC.







FUND LOGO







Annual Report

August 31, 1995




Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A, Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Thomas D. Jones III, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863














This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Merrill Lynch
Utility Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

MERRILL LYNCH UTILITY INCOME FUND, INC.


DEAR SHAREHOLDER

During the August quarter, US economic indicators continued to suggest that economic growth is moderate and that the rate of inflation remains low. Gross domestic product (GDP) growth for the three months ended June 30 were revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. However, although the employment report for August exceeded consensus expectations, most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. In addition, total hours worked and hourly wages declined in August. Other lackluster economic indicators included disappointing durable goods orders in July and continued poor retail sales results.

After gaining ground in recent weeks, the US dollar has strengthened relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Portfolio Matters
During the quarter ended August 31, 1995, "merger mania" struck the electric utility sector. On August 14, 1995, two mergers were proposed. One was a merger of equals between Union Electric Co. and Cipsco Inc., as both sides came to a definitive agreement in a stock-for-stock transaction. The second was a proposed transaction with PECO Energy Co. looking to acquire Pennsylvania Power & Light Co.
(PPL). To date, this proposed unfriendly merger has been rebuffed by PPL's management. Shortly following these announcements, a third merger was announced. Public Service Company of Colorado and Southwestern Public Service Co. agreed to merge in a stock-for-stock transaction. This merger is different from the first two because the service territories are not contiguous. In addition to these three announcements, there are two other pending mergers: Wisconsin Energy Corp. with Northern States Power Co., and Sierra Pacific Power Co. with Washington Water Power Co. At the time of the announcements, the Fund had holdings in six of the ten companies involved in the various transactions.

The primary force behind this merger trend in the utility industry is the need to cut costs, to gain a more favorable position in an environment of increasing competition. The industry's complex regulatory structure requires many approvals for transactions to be completed, and the time to realize cost savings is also spread over several years. Thus, the time frame for completion of a merger can be as long as two years and the length of time to realize cost savings is usually a minimum of five years. Furthermore, as a result of rate-of-return regulation, the amount of premium and the ability to recover it are always open questions in an electric utility merger. Another significant current issue in utility mergers is who garners the bulk of the cost savings, customers or shareholders. In the past, as a result of these issues, there was little market impact at the time that a merger or acquisition was announced. This is no longer the case. Investors now seem willing to look at the long-term picture and, so far, have responded favorably to the merger announcements.

During the August quarter, we added four new positions and eliminated two. The eliminations consisted of the remainder of our position in Pacific Telesis Group, and the sale of our holding in PPL. The announcement by PECO Energy, another Fund holding, that it wanted to acquire PPL in a stock offering, resulted in a surge in the latter's share price. We used this opportunity to sell our position since the offer was unsolicited and PPL became fairly valued on the run-up, in our estimation. Moreover, hostile mergers have not previously worked in the utility sector because of the need to have regulatory support as well as employee and community agreement.

We added four new companies to the portfolio during the three-month period ended August 31, 1995. We bought three domestic electric utility stocks, CILCORP, Inc., Delmarva Power & Light Co. and Kansas City Power & Light Co.; and one foreign stock, PowerGen PLC. In addition to sound fundamentals, all had above-industry average dividend yields. Furthermore, we believe the three new domestic positions are candidates to participate in the current trend of industry consolidation, given their fundamentals. PowerGen, one of the UK's major power generators, combines a continuing restructuring with successful diversification.

CILCORP, Inc. supplies electricity and gas to central and east central Illinois. The company's only fuel source for generating electricity is coal. CILCORP should fare well in a competitive environment since the number of its residential customers is three times the number of its industrial and commercial customers.

Delmarva Power & Light Co. is an electric utility company that services all of Delaware and parts of Maryland and Virginia. The company also supplies gas in northern Delaware. We believe that the company is well positioned to enter a more competitive environment since its electric rates are among the lowest in its service territories.

Kansas City Power & Light Co. is an electric utility company that serves 23 counties in western Missouri and eastern Kansas. The company derives approximately 95% of its business from metropolitan Kansas City. In terms of revenues, the company's industrial customer base is small relative to its residential sales and, as a result, is not likely to expose the company to significant competition.

Finally, PowerGen PLC has both double-digit per share earnings and dividend growth. We purchased the utility's partly paid shares since their yield is substantially higher than that of the fully paid shares.

Fiscal Year in Review
The primary investment objective of Merrill Lynch Utility Income Fund, Inc. is high current income. As the stock market reached record levels during the fiscal year ended August 31, 1995, domestic electric utility stocks underperformed the unmanaged Standard & Poor's (S&P) 500 Index on a relative price basis by 8.58%. However, total returns for the Fund during the fiscal year were in line with other high current income utility funds. The Fund's Class A and Class B Shares had total returns of +14.68% and +13.72%, respectively, while the S&P Electric Utility Index had a total return of +15.98%. The Fund's Class C and Class D Shares had total returns of +16.50% and +17.03%, respectively, since inception October 21, 1994 through August 31, 1995. (Results shown are before the deduction of sales charges and would be lower if sales charges were included. For complete performance information, see pages 3--5 of this report to shareholders.)

During the fiscal year, we continued to seek utility investments with sound fundamentals coupled with high current yields. As a result, during the past 12 months, we further diversified the portfolio. We found two investment opportunities in the United Kingdom which at August 31, 1995 accounted for 5.7% of the Fund's net assets. Furthermore, we increased our equity weighting in the domestic US telephone utility sector from 2.0% to 10.1% during the 12 months ended August 31, 1995. This action aided performance since the domestic telephone sector outperformed the domestic gas and electric sectors for the 12-month period ending August 31, 1995.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President

(Walter D. Rogers)
Walter D. Rogers
Vice President and Portfolio Manager



September 28, 1995




PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's Shares are presented in the "Total Return Based on a $10,000 Investment" graphs on page 4. Data for Class A and Class B Shares are presented in the "Recent Performance Results," "Average Annual Total Return" and "Performance Summary" tables below and on pages 4 and 5. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" table and the "Recent Performance Results" table below and on page 4.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended August 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended August 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results*
                                                                                  12 Month   3 Month
                                                   8/31/95   5/31/95  8/31/94++   % Change++ % Change
ML Utility Income Fund Class A Shares                $9.15     $9.08    $8.44      + 8.41%     +0.77%
ML Utility Income Fund Class B Shares                 9.15      9.08     8.44      + 8.41      +0.77
ML Utility Income Fund Class C Shares                 9.14      9.07     8.17      +11.87      +0.77
ML Utility Income Fund Class D Shares                 9.15      9.08     8.17      +12.00      +0.77
ML Utility Income Fund Class A Shares--Total Return                                +14.68(1)   +1.98(2)
ML Utility Income Fund Class B Shares--Total Return                                +13.72(3)   +1.78(4)
ML Utility Income Fund Class C Shares--Total Return                                +16.50(5)   +1.78(6)
ML Utility Income Fund Class D Shares--Total Return                                +17.03(7)   +1.91(8)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.478 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.108 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.406 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.090 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.346 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.090 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.377 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.101 per share ordinary income dividends.




PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the S&P Electric Utility Index and the S & P 500
Index.

                                     10/29/93**        8/95

ML Utility Income Fund++--
Class A Shares*                       $ 9,600        $ 9,706

ML Utility Income Fund++--
Class B Shares*                       $10,000        $ 9,693

S&P Electric Utility Index++++        $10,000        $ 9,713

S&P 500 Index++++++                   $10,000        $12,633

                                     10/21/94**       8/95

ML Utility Income Fund++--
Class C Shares*                       $10,000        $11,550

ML Utility Income Fund++--
Class D Shares*                       $ 9,600        $11,235

S&P Electric Utility Index++++        $10,000        $11,602

S&P 500 Index++++                     $10,000        $12,369


[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
    **Commencement of Operations.
    ++ML Utility Income Fund, Inc. invests at least 65% of its total assets in equity and debt securities which are, in the opinion of the Fund's management, primarily engaged in the ownership or operations of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
  ++++This unmanaged market value-weighted Index is comprised of 25 electric utility companies.
++++++This unmanaged broad-based Index is comprised of common stocks.
      Past performance is not predictive of future performance.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/95                        +17.50%        +12.80%
Inception (10/29/93)
through 6/30/95                           - 0.74         - 3.14

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/95                        +16.52%        +12.52%
Inception (10/29/93)
through 6/30/95                           - 1.50         - 3.28

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

Aggregate Total Return

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94)
through 6/30/95                           +13.97%        +12.97%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Inception (10/21/94)
through 6/30/95                           +14.38%        + 9.81%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.





PERFORMANCE DATA (concluded)


Performance Summary--Class A Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed    Dividends Paid*  % Change**
10/29/93--12/31/93                 $10.00       $9.81         --            $0.043        - 1.46%
1994                                 9.81        8.28         --             0.496        -10.59
1/1/95--8/31/95                      8.28        9.15         --             0.327        +14.76
                                                                            ------
                                                                      Total $0.866

                                                    Cumulative total return as of 8/31/95: +1.11%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed    Dividends Paid*  % Change**
10/29/93--12/31/93                 $10.00       $9.80         --            $0.037        - 1.63%
1994                                 9.80        8.28         --             0.429        -11.19
1/1/95--8/31/95                      8.28        9.15         --             0.276        +14.10
                                                                            ------
                                                                      Total $0.742

                                                   Cumulative total return as of 8/31/95: - 0.31%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid monthly by Merrill Lynch Utility Income Fund, Inc. during the fiscal year ended August 31, 1995, 83.53% qualifies for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributed during the year.

Please retain this information for your records.

SCHEDULE OF INVESTMENTS
                                 Shares                                                                   Value     Percent of
Industries                        Held                      Stocks                          Cost        (Note 1a)   Net Assets
Telecommunications                12,500   BellSouth Corp.                              $   644,500      $   859,375    2.0%
                                  45,000   GTE Corp.                                      1,510,200        1,648,125    3.9
                                  40,000   NYNEX Corp.                                    1,527,880        1,800,000    4.2
                                                                                        -----------      -----------  ------
                                                                                          3,682,580        4,307,500   10.1

Utilities--Electric               57,500   Allegheny Power System, Inc.                   1,293,200        1,401,563    3.3
                                  40,900   American Electric Power Company, Inc.          1,519,871        1,395,713    3.3
                                  24,000   Baltimore Gas & Electric Co.                     592,328          630,000    1.5
                                  36,000   Boston Edison Co.                                936,373          922,500    2.2
                                   6,000   CILCORP, Inc.                                    217,735          214,500    0.5
                                  26,000   CINergy Corp.                                    673,299          666,250    1.6
                                  26,000   Carolina Power & Light Co.                       774,899          796,250    1.9
                                  43,000   Central & Southwest Corp.                        986,260        1,053,500    2.5
                                  29,100   Consolidated Edison Company of New York          980,888          822,075    1.9
                                  20,000   Delmarva Power & Light Co.                       411,288          435,000    1.0
                                  18,400   Detroit Edison Co.                               595,472          563,500    1.3
                                  20,800   Dominion Resources, Inc.                         980,112          751,400    1.8
                                  25,300   Duke Power Co.                                 1,101,816        1,027,813    2.4
                                  18,100   Entergy Corp.                                    466,075          434,400    1.0
                                  23,500   FPL Group, Inc.                                  919,184          913,563    2.1
                                  20,500   General Public Utilities Corp.                   527,875          586,812    1.4
                                  34,800   Houston Industries, Inc.                       1,542,820        1,474,650    3.5
                                  10,000   Kansas City Power & Light Co.                    228,100          223,750    0.5
                                 325,000   National Power PLC (Part Pay)(a)                 942,361        1,179,231    2.8
                                  47,500   National Power PLC (Part Pay)(ADR)*(b)           564,775          694,687    1.6
                                  23,000   New England Electric System                      766,360          805,000    1.9
                                  27,000   New York State Electric & Gas Corp.              780,994          651,375    1.5
                                  35,700   Northeast Utilities Co.                          907,836          816,637    1.9
                                  11,000   Northern States Power Co.                        479,160          468,875    1.1
                                  24,900   Ohio Edison Co.                                  559,888          538,462    1.3
                                  21,000   Oklahoma Gas & Electric Co.                      757,886          742,875    1.7
                                  20,400   PECO Energy Co.                                  624,518          543,150    1.3
                                  45,000   Pacific Gas & Electric Co.                     1,151,550        1,293,750    3.0
                                  34,800   PacifiCorp                                       680,713          630,750    1.5
                                 135,000   PowerGen PLC (Part Pay)(c)                       602,638          573,567    1.3
                                  20,000   Public Service Company of Colorado               636,200          647,500    1.5
                                  40,400   Public Service Enterprise Group, Inc.          1,319,991        1,111,000    2.6
                                  42,200   SCEcorp                                          887,436          701,575    1.6
                                  88,400   Southern Co.                                   1,939,156        1,867,450    4.4
                                  26,600   Unicom Corp.                                     785,722          748,125    1.7
                                  12,600   Union Electric Co.                               513,993          448,875    1.0
                                  20,000   Western Resources Co.                            562,500          605,000    1.4
                                  18,400   Wisconsin Energy Corp.                           477,204          494,500    1.2
                                                                                        -----------      -----------  ------
                                                                                         30,688,476       29,875,623   70.0

                                           Total Stocks                                  34,371,056       34,183,123   80.1

SCHEDULE OF INVESTMENTS (concluded)
                                 Face                                                                      Value    Percent of
Industries                      Amount              Corporate Bonds                         Cost         (Note 1a)  Net Assets
Telecommunications            $1,000,000   Southwestern Bell Corp., 7.00% due
                                           7/01/2015                                    $ 1,034,480      $   982,190    2.3%
                               1,000,000   Tele-Communications, Inc., 9.80%
                                           due 2/01/2012                                  1,263,890        1,122,500    2.6
                               1,000,000   United Telephone of Florida, 6.875%
                                           due 7/15/2013                                  1,019,950          947,840    2.2
                                                                                        -----------      -----------  ------
                                                                                          3,318,320        3,052,530    7.1

Utilities--Electric            1,000,000   Public Service Company of Colorado,
                                           6.375% due 11/01/2005                            991,300          961,600    2.2

Utilities--Gas                 1,500,000   ENSERCH Corp., 6.375% due 2/01/2004            1,491,030        1,428,660    3.3
                               1,000,000   El Paso Natural Gas Co., 7.75% due
                                           1/15/2002                                      1,090,950        1,047,540    2.5
                               1,000,000   Enron Corp., 6.75% due 7/01/2005               1,023,800          972,290    2.3
                                                                                        -----------      -----------  ------
                                                                                          3,605,780        3,448,490    8.1


                                           Total Corporate Bonds                          7,915,400        7,462,620   17.4

                                                  Short-Term Securities

Commercial Paper**               539,000   General Electric Capital Corp., 5.82%
                                           due 9/01/1995                                    539,000          539,000    1.3

                                           Total Short-Term Securities                      539,000          539,000    1.3

Total Investments                                                                       $42,825,456       42,184,743   98.8
                                                                                        ===========
Other Assets Less Liabilities                                                                                501,105    1.2
                                                                                                         -----------  ------
Net Assets                                                                                               $42,685,848  100.0%
                                                                                                         ===========  ======


  *American Depositary Receipts (ADR).
 **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
(a)The Fund is obligated to pay the remaining 63%, approximately
   $1,512,000, during the next two years.
(b)The Fund is obligated to pay the remaining 63%, approximately
   $950,000, during the next two years.
(c)The Fund is obligated to pay the remaining 53%, approximately
   $685,000, during the next two years.

   See Notes to Financial Statements.

PORTFOLIO INFORMATION (unaudited)


For the Quarter Ended August 31, 1995

                                        Percent of
Ten Largest Holdings                    Net Assets


National Power PLC (Part Pay)*              4.4%
Southern Co                                 4.4
NYNEX Corp.                                 4.2
GTE Corp.                                   3.9
Houston Industries, Inc.                    3.5
ENSERCH Corp., 6.375% due 2/01/2004         3.3
Allegheny Power System, Inc.                3.3
American Electric Power Company, Inc.       3.3
Pacific Gas & Electric Co.                  3.0
Tele-Communications, Inc., 9.80%
  due 2/01/2012                             2.6

[FN]
*Includes foreign and ADR Shares.




Additions
CILCORP, Inc.
Delmarva Power & Light Co.
Kansas City Power & Light Co.
PowerGen PLC (Part Pay)

Deletions
Pacific Telesis Group
Pennsylvania Power & Light Co.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1995
Assets:             Investments, at value (identified cost--$42,825,456) (Note 1a)                           $42,184,743
                    Cash                                                                                         101,847
                    Receivables:
                      Dividends                                                             $   283,488
                      Capital shares sold                                                       129,065
                      Investment adviser (Note 2)                                                96,161
                      Interest                                                                   79,860          588,574
                                                                                            -----------

                    Deferred organization expenses (Note 1f)                                                      57,380
                    Prepaid registration fees and other assets (Note 1f)                                          68,494
                                                                                                             -----------
                    Total assets                                                                              43,001,038
                                                                                                             -----------


Liabilities:        Payables:
                      Capital shares redeemed                                                   219,064
                      Distributor (Note 2)                                                       24,803          243,867
                                                                                            -----------

                    Accrued expenses and other liabilities                                                        71,323
                                                                                                             -----------
                    Total liabilities                                                                            315,190
                                                                                                             -----------

Net Assets:         Net assets                                                                               $42,685,848
                                                                                                             ===========

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                        $    35,550
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            409,618
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             15,070
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                              6,098
                    Paid-in capital in excess of par                                                          43,809,796
                    Undistributed investment income--net                                                         626,564
                    Accumulated realized capital losses on investments
                    and foreign currency transactions--net (Note 5)                                           (1,574,422)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                           (642,426)
                                                                                                             -----------

                    Net assets                                                                               $42,685,848
                                                                                                             ===========

Net Asset Value:    Class A--Based on net assets of $3,253,155 and 355,495 shares
                    outstanding                                                                              $      9.15
                                                                                                             ===========

                    Class B--Based on net assets of $37,497,638 and 4,096,178 shares
                    outstanding                                                                              $      9.15
                                                                                                             ===========

                    Class C--Based on net assets of $1,377,085 and 150,703 shares
                    outstanding                                                                              $      9.14
                                                                                                             ===========

                    Class D--Based on net assets of $557,970 and 60,976 shares
                    outstanding                                                                              $      9.15
                                                                                                             ===========


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Operations for the year Ended August 31, 1995
Investment          Dividends (net of $17,100 foreign withholding tax)                                       $ 2,007,788
Income              Interest and amortization of premium and discount earned                                     726,643
(Notes 1d & 1e):                                                                                             -----------
                    Total income                                                                               2,734,431
                                                                                                             -----------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)             $   254,354
                    Investment advisory fees (Note 2)                                           214,121
                    Printing and shareholder reports                                            149,921
                    Professional fees                                                            98,364
                    Registration fees (Note 1f)                                                  87,930
                    Accounting services (Note 2)                                                 63,908
                    Transfer agent fees--Class B (Note 2)                                        63,659
                    Directors' fees and expenses                                                 24,445
                    Amortization of organization expenses (Note 1f)                              18,120
                    Custodian fees                                                                6,698
                    Transfer agent fees--Class A (Note 2)                                         6,217
                    Account maintenance and distribution fees--Class C (Note 2)                   4,992
                    Transfer agent fees--Class C (Note 2)                                         1,278
                    Account maintenance fees--Class D (Note 2)                                    1,156
                    Transfer agent fees--Class D (Note 2)                                           722
                    Pricing fees                                                                    644
                    Other                                                                         7,113
                                                                                            -----------
                    Total expenses before reimbursement                                       1,003,642
                    Reimbursement of expenses (Note 2)                                         (543,478)
                                                                                            -----------
                    Total expenses after reimbursement                                                           460,164
                                                                                                             -----------
                    Investment income--net                                                                     2,274,267
                                                                                                             -----------

Realized &          Realized loss from:
Unrealized            Investments--net                                                       (1,044,433)
Gain (Loss) on        Foreign currency transactions--net                                         (5,728)      (1,050,161)
Investments &                                                                               -----------
Foreign Currency    Change in unrealized depreciation on:
Transactions--Net     Investments--net                                                        4,037,112
(Notes 1b, 1c,        Foreign currency transactions--net                                         (1,713)       4,035,399
1e & 3):                                                                                    -----------      -----------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                              2,985,238
                                                                                                             -----------
                    Net Increase in Net Assets Resulting from Operations                                     $ 5,259,505
                                                                                                             ===========

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets

                                                                                              For the      For the Period
                                                                                            Year Ended     Oct. 29, 1993++
                                                                                             August 31,      to Aug. 31,
Increase (Decrease) in Net Assets:                                                              1995            1994
Operations:         Investment income--net                                                  $ 2,274,267      $ 1,339,757
                    Realized loss on investments and foreign currency transactions--net      (1,050,161)        (524,261)
                    Change in unrealized depreciation on investments and foreign
                    currency transactions--net                                                4,035,399       (4,677,825)
                                                                                            -----------      -----------
                    Net increase (decrease) in net assets resulting from operations           5,259,505       (3,862,329)
                                                                                            -----------      -----------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (224,389)        (172,046)
(Note 1g):            Class B                                                                (1,561,530)        (984,610)
                      Class C                                                                   (24,244)              --
                      Class D                                                                   (20,641)              --
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends to shareholders      (1,830,804)      (1,156,656)
                                                                                            -----------      -----------

Capital Share       Net increase in net assets derived from capital share transactions        7,624,468       36,551,664
Transactions                                                                                -----------      -----------
(Note 4):

Net Assets:         Total increase in net assets                                             11,053,169       31,532,679
                    Beginning of period                                                      31,632,679          100,000
                                                                                            -----------      -----------
                    End of period*                                                          $42,685,848      $31,632,679
                                                                                            ===========      ===========

                   *Undistributed investment income--net                                    $   626,564      $   183,101
                                                                                            ===========      ===========

                  ++Commencement of Operations.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)


Financial Highlights
                                                                 Class A             Class B           Class C    Class D
                                                                       For the             For the     For the    For the
                                                            For the    Period    For the   Period      Period     Period
The following per share data and ratios have been derived    Year      Oct. 29,    Year    Oct. 29,    Oct. 21,   Oct. 21,
from information provided in the financial statements.       Ended    1993++ to   Ended   1993++ to   1994++ to  1994++ to
                                                            Aug. 31,   Aug. 31,  Aug. 31,  Aug. 31,   Aug. 31,    Aug. 31,
Increase (Decrease) in Net Asset Value:                      1995        1994      1995      1994       1995        1995
Per Share           Net asset value, beginning of period    $  8.44    $ 10.00    $  8.44   $ 10.00    $  8.17    $  8.17
Operating                                                   -------    -------    -------   -------    -------    -------
Performance:        Investment income--net                      .60        .40        .49       .35        .42        .51
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           .59     (1.57)        .63    (1.57)        .90        .85
                                                            -------    -------    -------   -------    -------    -------
                    Total from investment operations           1.19     (1.17)       1.12    (1.22)       1.32       1.36
                                                            -------    -------    -------   -------    -------    -------
                    Less dividends from investment
                    income--net                               (.48)      (.39)      (.41)     (.34)      (.35)      (.38)
                                                            -------    -------    -------   -------    -------    -------
                    Net asset value, end of period          $  9.15    $  8.44    $  9.15   $  8.44    $  9.14    $  9.15
                                                            =======    =======    =======   =======    =======    =======

Total Investment    Based on net asset value per share       14.68%    (11.84%)+++ 13.72%   (12.34%)+++ 16.50%+++  17.03%+++
Return:**                                                   =======    =======    =======   =======    =======    =======

Ratios to Average   Expenses, excluding account
Net Assets:         maintenance and distribution fees
                    and net of reimbursement                   .49%      .44%*       .52%      46%*      .52%*      .49%*
                                                            =======    =======    =======   =======    =======    =======
                    Expenses, net of reimbursement             .49%      .44%*      1.27%    1.21%*     1.32%*      .74%*
                                                            =======    =======    =======   =======    =======    =======
                    Expenses                                  1.87%     1.58%*      2.66%    2.35%*     2.77%*     2.10%*
                                                            =======    =======    =======   =======    =======    =======
                    Investment income--net                    6.60%     5.92%*      5.75%    5.22%*     5.56%*     6.14%*
                                                            =======    =======    =======   =======    =======    =======

Supplemental        Net assets, end of period
Data:               (in thousands)                          $ 3,253    $ 4,238    $37,498   $27,395    $ 1,377    $   558
                                                            =======    =======    =======   =======    =======    =======
                    Portfolio turnover                       12.59%      8.50%     12.59%     8.50%     12.59%     12.59%
                                                            =======    =======    =======   =======    =======    =======



                  *Annualized.
                 **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                +++Aggregate total investment return.

                   See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Utility Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund is authorized to engage in transactions in stock index futures and financial futures and related options on such futures. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions-- Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend date.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also en-tered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.55%, on an annual basis, of the average daily value of the Fund's net assets. The most restrictive annual expense limitation requires that the Investment Adviser reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment. For the year ended August 31, 1995, MLAM earned fees of $214,121, all of which was voluntarily waived. MLAM also voluntarily reimbursed the Fund for additional expenses of $329,357.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account    Distribution
                                 Maintenance Fee     Fee

Class B                               0.25%          0.50%
Class C                               0.25%          0.55%
Class D                               0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended August 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                               $   84       $ 1,283
Class D                               $  286       $ 4,278



For the year ended August 31, 1995, MLPF&S received contingent deferred sales charges of $130,486 and $603 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $750 in commissions on the execution of portfolio security transactions for the Fund for the year ended
August 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLPF&S, MLFD, MLFDS, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1995 were $13,761,283 and $ 4,470,759, respectively.

Realized and unrealized losses as of August 31, 1995 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments             $(1,044,403)   $  (640,713)
Short-term investments                    (30)            --
Foreign currency
transactions                           (5,728)        (1,713)
                                  -----------    -----------
Total                             $(1,050,161)   $  (642,426)
                                  -----------    -----------


As of August 31, 1995, net unrealized depreciation for Federal income tax purposes aggregated $640,713, of which $1,560,913 related to appreciated securities and $2,201,626 related to depreciated securities. At August 31, 1995, the aggregate cost of investments for Federal income tax purposes was $42,825,456.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $7,624,468 and $36,551,664 for the year ended August 31, 1995 and the period ended August 31, 1994, respectively.

Transactions in shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                           588,987    $ 5,127,162
Shares issued to shareholders
in reinvestment of dividends           17,911        151,496
                                  -----------    -----------
Total issued                          606,898      5,278,658
Shares redeemed                      (753,319)    (6,544,085)
                                  -----------    -----------
Net decrease                         (146,421)   $(1,265,427)
                                  ===========    ===========

Class A Shares for the Period                       Dollar
Oct. 29, 1993++ to Aug. 31, 1994      Shares        Amount

Shares sold                           896,487    $ 8,334,878
Shares issued to shareholders
in reinvestment of dividends           12,806        113,825
                                  -----------    -----------
Total issued                          909,293      8,448,703
Shares redeemed                      (412,377)    (3,586,609)
                                  -----------    -----------
Net increase                          496,916    $ 4,862,094
                                  ===========    ===========

[FN]
++Prior to October 29, 1993 (commencement of operations), the
  Fund issued 5,000 Class A Shares to MLAM for $50,000.


Class B Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                         2,441,589    $20,822,486
Shares issued to shareholders
in reinvestment of dividends          118,910      1,011,809
                                  -----------    -----------
Total issued                        2,560,499     21,834,295
Automatic conversion of
shares                                   (475)        (3,229)
Shares redeemed                    (1,708,842)   (14,750,314)
                                  -----------    -----------
Net increase                          851,182    $ 7,080,752
                                  ===========    ===========


Class B Shares for the Period                       Dollar
Oct. 29, 1993++ to Aug. 31, 1994      Shares        Amount

Shares sold                         4,113,267    $39,423,027
Shares issued to shareholders
in reinvestment of dividends           66,851        590,131
                                  -----------    -----------
Total issued                        4,180,118     40,013,158
Shares redeemed                      (940,122)    (8,323,588)
                                  -----------    -----------
Net increase                        3,239,996    $31,689,570
                                  ===========    ===========

[FN]
++Prior to October 29, 1993 (commencement of operations), the
  Fund issued 5,000 Class B Shares to MLAM for $50,000.

Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to Aug. 31, 1995      Shares        Amount

Shares sold                           204,953    $ 1,771,501
Shares issued to shareholders
in reinvestment of dividends            2,011         17,541
                                  -----------    -----------
Total issued                          206,964      1,789,042
Shares redeemed                       (56,261)      (500,479)
                                  -----------    -----------
Net increase                          150,703    $ 1,288,563
                                  ===========    ===========

[FN]
++Commencement of Operations.


Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to Aug. 31, 1995      Shares        Amount

Shares sold                           279,017    $ 2,424,080
Automatic conversion of
shares                                    374          3,229
Shares issued to shareholders
in reinvestment of dividends            1,874         16,144
                                  -----------    -----------
Total issued                          281,265      2,443,453
Shares redeemed                      (220,289)    (1,922,873)
                                  -----------    -----------
Net increase                           60,976    $   520,580
                                  ===========    ===========

[FN]
++Commencement of Operations.

5. Capital Loss Carryforward:
At August 31, 1995, the Fund had a net capital loss carryforward of approximately $950,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Utility Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Utility Income Fund, Inc. as of August 31, 1995, the related statements of operations for the year then ended and changes in net assets for the year then ended and the period October 29, 1993 (commencement of operations) to August 31, 1994, and the financial highlights for the year then ended and the period October 29, 1993 (commencement of operations) to August 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Utility Income Fund, Inc. as of August 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 29, 1995